Exhibit 99.2

INVESTOR PRESENTATION MAY 2020 v MAY 2020 Investor Presentation

INVESTOR PRESENTATION MAY 2020 Disclaimers 2 NON - GAAP FINANCIAL MEASURES As required by the rules of the Securities and Exchange Commission ("SEC"), we provide reconciliations of the non - GAAP financial measures contained in this presentation to the most directly comparable measure under GAAP, which are set forth in the financial tables attached to this document . This document contains the following non - GAAP financial measures : earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted EBITDA and adjusted EBITDA margin for the three - month periods ended March 31 , 2020 and 2019 on a consolidated basis and for our transportation and logistics segments ; EBITDA, adjusted EBITDA and adjusted EBITDA excluding truckload for the twelve - month periods ended December 31 , 2019 , 2018 , 2017 , 2016 and 2015 ; free cash flow for the three - month periods ended March 31 , 2020 and 2019 , and the twelve - month periods ended December 31 , 2019 , 2018 , 2017 , 2016 and 2015 ; adjusted net income attributable to common shareholders and adjusted earnings per share (basic and diluted) (“adjusted EPS”) for the three - month periods ended March 31 , 2020 and 2019 ; adjusted operating income and adjusted operating ratio for our North American less - than - truckload business for the three - and twelve - month periods ended March 31 , 2020 and 2019 ; and organic revenue and organic revenue growth for the three - month periods ended March 31 , 2020 and 2019 , on a consolidated basis . We believe that the above adjusted financial measures facilitate analysis of our ongoing business operations because they exclude items that may not be reflective of, or are unrelated to, XPO and its business segments' core operating performance, and may assist investors with comparisons to prior periods and assessing trends in our underlying businesses . Other companies may calculate these non - GAAP financial measures differently, and therefore our measures may not be comparable to similarly titled measures of other companies . These non - GAAP financial measures should only be used as supplemental measures of our operating performance . Adjusted EBITDA, adjusted net income attributable to common shareholders and adjusted EPS include adjustments for transaction and integration, as well as restructuring costs . Transaction and integration adjustments are generally incremental costs that result from an actual or planned acquisition or divestiture and may include transaction costs, consulting fees, retention awards, and, in the case of acquisitions, internal salaries and wages (to the extent the individuals are assigned full - time to integration and transformation activities) and certain costs related to integrating and converging IT systems . Restructuring costs primarily relate to severance costs associated with business optimization initiatives . Management uses these non - GAAP financial measures in making financial, operating and planning decisions and evaluating XPO's and each business segment's ongoing performance . We believe that free cash flow is an important measure of our ability to repay maturing debt or fund other uses of capital that we believe will enhance stockholder value . We calculate free cash flow as adjusted net cash provided by operating activities, less payment for purchases of property and equipment plus proceeds from sale of property and equipment, with adjusted net cash provided by operating activities defined as net cash provided by operating activities plus cash collected on deferred purchase price receivables . We believe that EBITDA, adjusted EBITDA, adjusted EBITDA margin and adjusted EBITDA excluding truckload improve comparability from period to period by removing the impact of our capital structure (interest and financing expenses), asset base (depreciation and amortization), tax impacts and other adjustments as set out in the attached tables that management has determined are not reflective of core operating activities and thereby assist investors with assessing trends in our underlying businesses . We believe that adjusted net income attributable to common shareholders and adjusted EPS improve the comparability of our operating results from period to period by removing the impact of certain costs and gains that management has determined are not reflective of our core operating activities . We believe that adjusted operating income and adjusted operating ratio for our North American less - than - truckload business improves the comparability of our operating results from period to period by ( i ) removing the impact of certain restructuring costs and amortization expenses and (ii) including the impact of pension income incurred in the reporting period as set out in the attached tables . We believe that organic revenue is an important measure because it excludes the impact of the following items : foreign currency exchange rate fluctuations, fuel surcharges and revenue associated with our direct postal injection service in last mile . FORWARD - LOOKING STATEMENTS This document includes forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended, including our future growth prospects for EBITDA in our North American less - than - truckload business and our company’s potential profit growth opportunity . All statements other than statements of historical fact are, or may be deemed to be, forward - looking statements . In some cases, forward - looking statements can be identified by the use of forward - looking terms such as "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect," "objective," "projection," "forecast," "goal," "guidance," "outlook," "effort," "target," "trajectory" or the negative of these terms or other comparable terms . However, the absence of these words does not mean that the statements are not forward - looking . These forward - looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances . These forward - looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward - looking statements . Factors that might cause or contribute to a material difference include the risks discussed in our filings with the SEC and the following : the severity, magnitude, duration and aftereffects of the COVID - 19 pandemic and government responses to the COVID - 19 pandemic ; public health crises, (including COVID - 19 ) ; economic conditions generally ; competition and pricing pressures ; our ability to align our investments in capital assets, including equipment, service centers and warehouses, to our customers' demands ; our ability to successfully integrate and realize anticipated synergies, cost savings and profit improvement opportunities with respect to acquired companies ; our ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems ; our substantial indebtedness ; our ability to raise debt and equity capital ; our ability to implement our cost and revenue initiatives ; our ability to maintain positive relationships with our network of third - party transportation providers ; our ability to attract and retain qualified drivers ; litigation, including litigation related to alleged misclassification of independent contractors and securities class actions ; labor matters, including our ability to manage our subcontractors, and risks associated with labor disputes at our customers and efforts by labor organizations to organize our employees ; risks associated with our self - insured claims ; risks associated with defined benefit plans for our current and former employees ; fluctuations in currency exchange rates ; fluctuations in fixed and floating interest rates ; fuel price and fuel surcharge changes ; issues related to our intellectual property rights ; governmental regulation, including trade compliance laws, as well as changes in international trade policies and tax regimes ; and governmental or political actions, including the United Kingdom's exit from the European Union ; and natural disasters, terrorist attacks or similar incidents . All forward - looking statements set forth in this document are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations . Forward - looking statements set forth in this document speak only as of the date hereof, and we do not undertake any obligation to update forward - looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law .

INVESTOR PRESENTATION MAY 2020 3 Statement on the COVID - 19 pandemic XPO is widely considered to be an essential business with a responsibility to keep goods moving through supply chains. Our company and most of our facilities remain open as we continue to serve our customers. The special measures we’ve taken in response to COVID - 19 are designed to ensure the well - being of our employees: ▪ Globally, our people are working remotely if able to do so. ▪ For employees who need to work on site, we follow the guidance of the World Health Organization, the US Centers for Disease Control, local regulators, and our own health and safety protocols. ▪ Social distancing and PPE guidelines are in effect at all XPO workplaces. ▪ Our facilities worldwide engage in ongoing cleaning of high - touch areas, as well as deep cleaning of any facility likely to have been exposed to COVID - 19. ▪ We added Pandemic Paid Sick Leave to our US and Canadian benefits packages and cover the cost of COVID - 19 testing. ▪ We guarantee up to three additional paid days for employees of an XPO facility that closes temporarily for deep cleaning. ▪ We continue to provide alternate work arrangements for employees when medically advisable. ▪ We added Frontline Employee Appreciation Pay to our US and Canadian benefits packages. ▪ We expanded access to mental health counseling services. Whether COVID - 19 is driving permanent changes in behavior, or will prove more temporary, XPO will be even more tightly bonded by this experience. We’re ready to serve our customers through the fits and starts of the recovery, however long that takes, and help move the world forward. May 4, 2020

INVESTOR PRESENTATION MAY 2020 Table of contents 4 ▪ Investor highlights ▪ Company overview ▪ Financial highlights and key metrics ▪ Business overview – North American contract logistics – European contract logistics – North American less - than - truckload – North American transportation – European transportation ▪ Supplemental materials – Company recognitions – People - first culture – Commitment to sustainability – Leadership team – Business glossary – Financial reconciliation tables

INVESTOR PRESENTATION MAY 2020 Investor highlights: Key factors driving growth and returns 5 Leading positions in fast - growing sectors ▪ Top three industry positions across all major service lines in transportation and logistics ▪ Outsized exposure to sectors with track records of long - term growth and sustained demand ~$700 million to $1 billion pool of company - specific profit growth opportunities ▪ Four revenue levers: pricing analytics, XPO Connect™, XPO Direct™ and European cross - selling ▪ Six cost levers include XPO Smart™, LTL optimization and logistics automation, among others Strong, multimodal presence in high - growth e - commerce / omnichannel ▪ Largest e - fulfillment 3PL in Europe; complex management of reverse logistics ▪ Largest provider of last mile logistics for heavy goods in North America Opportunistic allocators of capital for M&A and organic growth drivers ▪ Less than 2% share across key global markets ▪ Positioned as an expert provider of sophisticated supply chain solutions at scale Fast pace of technological innovation ▪ Proprietary technology harnesses AI and machine learning ▪ Key areas of focus: warehouse automation, digital freight marketplace and data science Substantial advantages of scale ▪ Operating leverage, purchasing power, cross - selling and capacity to innovate ▪ Ability to provide consistent, multinational solutions to global customers Significant cash generation ▪ 69% of revenue is asset - light, 77% of cost basis is variable ▪ Generated cash flow from operations of $791 million and free cash flow of $628 million in 2019 Ability to outperform the macro ▪ Deep expertise in diverse verticals and geographies ▪ High mix of contracted business adds resilience in economic downturns Positive free cash flow in downturns ▪ Ability to modulate capex with cyclical fluctuations; low maintenance capex ▪ Working capital becomes a source of cash in downturns Unduplicated moat of results - oriented innovators ▪ 35 top executives and 2,500 professionals at the next level with blue - chip experience ▪ Technologists, managers, engineers, logisticians and operators driving every line of business Note: Refer to the “Non - GAAP Financial Measures” section on page 2 of this document

INVESTOR PRESENTATION MAY 2020 Significant addressable growth opportunities in each area of operation 6 1 C ompany revenue data, excluding intersegment elimination, as of FY 2019 2 Includes only North American and European markets. Sources include Armstrong and Associates, Norbridge , Inc., EVE Partners LLC, FTR Associates, SJ Consulting Group, Inc., Bureau of Economic Analysis, US Department of Commerce, A.T. Kearney, Transport Intelligence, American Trucking Associations, Technavio , Bain and Company, Wall Street research and management estimates 3 North American transportation industry size includes entire for - hire US trucking industry 4 European transportation industry size includes entire for - hire trucking industry Note: Refer to the Glossary in this document for service definitions ▪ Highly engineered and customized solutions ▪ Longstanding relationships with blue - chip customers in key verticals North American Contract Logistics ▪ Largest outsourced e - fulfillment platform in Europe ▪ Multinational footprint appeals to pan - European customers European Contract Logistics ▪ Top three LTL provider, with over 30 years’ experience ▪ Routes cover every US state, including Alaska and Hawaii, and ~99% of all US postal codes North American Less - Than - Truckload ▪ Largest US provider of last mile for heavy goods ▪ Multimodal platform integrates brokerage, last mile, intermodal and managed transportation North American Transportation ▪ LTL leader in Western Europe ▪ Multimodal platform integrates full truckload, last mile, and managed transportation European Transportation 64% OF 2019 XPO REVENUE TRANSPORTATION SEGMENT 2019 XPO revenue 1 ~$3.6 ~$3.8 ~$2.5 ~$2.9 ~$4.2 Industry size 2 ~$50 ~$80 ~$43 ~$600 3 ~$460 4 $ in billions 36% OF 2019 XPO REVENUE LOGISTICS SEGMENT Second largest global provider of cutting - edge contract logistics, including e - commerce fulfillment, omnichannel solutions, reverse logistics and smart warehousing A leading provider of B2B freight transportation in North America and Europe, providing massive multimodal capacity through a blended model of brokered, contracted and owned fleet

INVESTOR PRESENTATION MAY 2020 Global provider of expansive capacity for customers 7 GROUND TRANSPORTATION ASSETS NON - ASSET TRANSPORTATION NETWORK FACILITY ASSETS 10,000 trucks contracted via independent owner - operators 1,000,000+ brokered trucks 555 cross - docks 767 contract logistics facilities 202 million sq. ft. warehouse space 15,500 tractors 40,000 trailers 10,000 53 - ft. intermodal containers 5,000 chassis Note: Data as of March 31, 2020

INVESTOR PRESENTATION MAY 2020 Key metrics 8 US 59% France 12% UK 12% Spain 5% Other 12% REVENUE BY MIX 1 Asset - Based 31% Asset - Light 69% 2019 revenue: $16.6 billion REVENUE BY GEOGRAPHY 1 1 Geographic and mix data as of FY 2019; key statistics as of March 31, 2020 CUSTOMERS Over 50,000 EMPLOYEES ~97,000 LOCATIONS 1,506 COUNTRIES OF OPERATION 30

INVESTOR PRESENTATION MAY 2020 Superior e - commerce platform for fulfillment, reverse logistics and last mile 9 Agile, technology - enabled logistics with visibility, speed and accuracy ▪ Integrated warehouse management, carrier management and reverse logistics ▪ Largest outsourced e - fulfillment platform in Europe, with a strong position in North America ▪ Expertise managing holiday peaks and other periods of high demand Ability to manage complex product returns and omnichannel services ▪ Omnichannel and reverse logistics leader in North America ▪ Highly efficient product testing, refurbishment, warranty processing, refunding and other services ▪ Aftermarket partnerships with blue - chip customers Reliable last mile logistics service with high - density network ▪ Largest US provider of last mile logistics for heavy goods, with service in Europe ▪ Industry - leading consumer satisfaction levels ▪ Over 10 million deliveries annually Unique ability to drive efficiencies; position goods for shorter transits ▪ XPO Direct TM shared - space network offers flexible distribution solutions for customers ▪ Companywide, tracking more than seven billion units of inventory daily ▪ Managed transportation solutions: control tower, dedicated capacity and automated expedite Sophisticated integration with customer technology infrastructures ▪ Customized logistics solutions, enabled by proprietary technology ▪ Holistic management of labor, automation and robotics on WMx warehouse platform ▪ Predictive analytics and actionable business intelligence WHAT XPO PROVIDES WHAT E - COMMERCE SHIPPERS DEMAND

INVESTOR PRESENTATION MAY 2020 Potential profit growth opportunity of ~$700 million to $1 billion 10 Six of the ten profit growth initiatives are driven by technology POOL OF COST OPPORTUNITIES Pricing benefits 20% New business initiatives 20% Cost initiatives 60% Revenue initiatives KEY INITIATIVES AS % OF TOTAL POTENTIAL The profit improvement opportunity range provided above is expected to apply to current operations approximately as follows: 50% benefit to global logistics; 30% benefit to North American LTL; and 20% benefit to all other transportation lines. XPO will continue to analyze these and other opportunities to ensure that resources are focused on endeavors that potentially can return the most value. ▪ XPO Smart TM workforce productivity: – Optimize $5 billion of costs related to variable labor spend ▪ Optimize LTL linehaul spend and pickup - and - delivery (P&D) spend ▪ Contract logistics automation ▪ European logistics margin expansion ▪ Global procurement ▪ Further back - office optimization POOL OF REVENUE OPPORTUNITIES ▪ Advanced pricing analytics and revenue management tools ▪ XPO Connect TM digital freight marketplace ▪ XPO Direct TM shared distribution network ▪ European cross - selling to strategic accounts

INVESTOR PRESENTATION MAY 2020 Technology blueprint focuses on innovation in four areas 11 Singular technology platform propels efficiencies for customers and company Digital freight marketplace ▪ Automated capacity management ▪ Customer self - service, multimodal flexibility Automation and intelligent machines ▪ Robots and cobots for picking and packing ▪ Goods - to - person autonomous robots, advanced sortation systems ▪ Warehouse AGVs (automated guided vehicles), Dynamic data science ▪ Artificial intelligence and machine learning ▪ Predictive analytics and business intelligence Visibility and customer service ▪ Fully functional mobility ▪ Real - time tracking ~$550 MILLION investment in technology in 2019 ~1,700 technology professionals, including ~100 data scientists

INVESTOR PRESENTATION MAY 2020 Key applications of automation and data science in XPO operations 12 CONTRACT LOGISTICS ▪ Proprietary technology suite manages all distribution processes and warehouse operations ▪ Provides in - house control of robotics and other automation ▪ XPO Smart™ tools improve labor planning, forecasting and inventory control ▪ Integrates last mile with contract logistics for retail, e - commerce, omnichannel and manufacturing customers on XPO Direct™ LESS - THAN - TRUCKLOAD ▪ Network optimization tools improve LTL linehaul, pickup and delivery, and routing ▪ XPO Smart™ tools improve efficiency of dock operations ▪ Proprietary algorithms with machine learning assimilate constant inflows of data ▪ Visibility facilitates selling LTL across more verticals LAST MILE ▪ Digital management of home deliveries on XPO Connect LM platform is seamless for consumers ▪ Self - service capabilities facilitate scheduling and change management ▪ Immediate feedback loops capture actionable consumer input post - delivery ▪ Augmented reality shows how items look in the home pre - delivery TRUCK BROKERAGE ▪ Proprietary XPO Connect TM marketplace drives end - to - end efficiency in freight transactions ▪ Fully automated, multimodal platform is underpinned by proprietary Freight Optimizer technology ▪ Automates carrier matching; leverages machine learning ▪ Reduces empty miles; lowers environmental impact

INVESTOR PRESENTATION MAY 2020 Widespread benefits of intelligent automation in logistics 13 ▪ Superior visibility and control of advanced automation on proprietary platform ▪ Can perform several steps of a process by tying in multiple technologies, increasing fulfillment speed and accuracy ▪ Data transmits consistently to multiple systems, eliminating data silos ▪ Tailored robotics work cooperatively with humans or as standalone solutions ▪ Cobots and goods - to - person systems overcome space and labor constraints ▪ Automation mitigates safety risks 4x productivity improvement with employees supported by goods - to - person systems 2x productivity improvement with employees who work alongside cobots AUTOMATED GUIDED VEHICLES ROBOTICS ADVANCED SORTATION SYSTEMS VISION TECHNOLOGY

INVESTOR PRESENTATION MAY 2020 XPO Connect™ is at the forefront of transportation automation 14 Expands revenue and margins ▪ Automates load - tendering, pricing, bidding, buying and tracking ▪ Unlocks cross - selling opportunities across modes ▪ Penetrates tier - two and tier - three customer bases ▪ Leverages almost a decade of industry data Improves capacity management ▪ Provides deep visibility into available capacity ▪ Enhances access through self - service dashboard tools, preferences and BI analytics Heightens internal efficiency ▪ Reduces need for redundant systems ▪ Establishes architecture for continuous innovation ▪ More than 43,000 registered carriers ▪ Optimizes freight - matching by sourcing the best carriers for each load profile ▪ Brokerage automation integrates Freight Optimizer and Drive XPO TM carrier app ▪ Intermodal automation integrates Rail Optimizer and supports drayage network ▪ Last mile automation integrates XPO Connect LM and Ship XPO TM VALUE CREATION XPO CONNECT TM PLATFORM Achieved 21% increase in brokerage loads per head over the past year

INVESTOR PRESENTATION MAY 2020 15 Proprietary technology informs decision - making in real time Forecasting Analytics Model Training Machine Learning TIME AND ATTENDANCE CLOUD APPLICATIONS IOT DATA MOBILE DEVICES AND HANDHELDS TRANSACTIONAL DATA LARGE - FORMAT DISPLAYS

INVESTOR PRESENTATION MAY 2020 16 BENEFITS ▪ Proprietary XPO analytics show the future impact of contemplated management decisions in real time ▪ Business intelligence drives productivity and operational effectiveness ▪ Granular - level detail in two to three clicks CAPABILITIES ▪ Labor management and planning ▪ Attendance tracking ▪ Production management, inbound and outbound ▪ Productivity tracking ▪ SKU velocity XPO Smart ™ drives productivity through machine learning XPO Smart™ is currently implemented in 200 logistics warehouses and all LTL terminals in North America, with additional roll - outs underway

INVESTOR PRESENTATION MAY 2020 Financial highlights and key metrics

INVESTOR PRESENTATION MAY 2020 Industry - leading growth in revenue and adjusted EBITDA 18 Note: Both charts exclude the impact of the North American truckload unit divested in October 2016 Refer to the “Non - GAAP Financial Measures” section on page 2 of this document 7,533 14,188 15,381 17,279 16,648 0 4,000 8,000 12,000 16,000 20,000 2015 2016 2017 2018 2019 474 1,168 1,367 1,562 1,668 0 250 500 750 1,000 1,250 1,500 1,750 2,000 2015 2016 2017 2018 2019 $ in millions $ in millions ADJUSTED EBITDA REVENUE

INVESTOR PRESENTATION MAY 2020 Strong free cash flow generation 19 $ in millions XPO FREE CASH FLOW (98) 207 399 694 628 -125 0 125 250 375 500 625 750 2015 2016 2017 2018 2019 - 125 Note: 2016 and 2017 data have been recast to reflect the impact of Accounting Standards Update 2016 - 18 Refer to the “Non - GAAP Financial Measures” section on page 2 of this document

INVESTOR PRESENTATION MAY 2020 Operating flexibility across all economic environments 20 ▪ Blended model of owned, contracted and brokered capacity for truck transportation – Non - asset portion is predominantly variable - cost – Includes brokerage operations and contracted capacity with independent providers ▪ Contracted businesses demonstrate greater resilience in weak economies – XPO’s logistics relationships are typically characterized by long - term contracts with strong renewal rates – Last mile heavy goods business benefits from contracted revenue streams and non - asset model – Predecessor companies displayed strong resilience in last financial crisis ▪ Ability to flex capex in cyclical fluctuations 1 Full year 2019 data 77% OF COST BASIS IS VARIABLE 1 Purchased transportation 38% Other variable costs 39% Fixed costs 23% Total variable costs SIGNIFICANT LEVERS TO EXPAND FREE CASH FLOW ACROSS CYCLES

INVESTOR PRESENTATION MAY 2020 First quarter 2020 results 21 REVENUE $3.86 billion NET INCOME 1 $21 million DILUTED EPS $0.20 ADJUSTED NET INCOME 1 $49 million ADJUSTED DILUTED EPS ADJUSTED EBITDA $333 million CASH FLOW FROM OPERATIONS $180 million FREE CASH FLOW $95 million $0.47 1 Net income attributable to common shareholders 2 Excluding real estate gains, the adjusted EBITDA margin was unchanged in the Transportation segment, and the LTL operating ra tio improved by 320 basis points Refer to the “Non - GAAP Financial Measures” section on page 2 of this document ▪ Revenue and adjusted EBITDA declined year - over - year in the first quarter due in part to the impact of the COVID - 19 pandemic on the company’s end markets. ▪ The impacts in Europe began in early to mid - March. ▪ A substantial majority of the company’s locations were open and operating in the quarter. ▪ The company had previously expected to report continued growth in adjusted EBITDA before the onset of COVID - 19. ▪ Fuel and foreign exchange were revenue headwinds in the quarter, by two percentage points in total. ▪ Adjusted EBITDA margin increased 40 basis points year - over - year in the Transportation segment 2 and 80 basis points in the Logistics segment. ▪ LTL yield increased 2.6% year - over - year and LTL operating ratio improved by 420 basis points. 2 ▪ Free cash flow benefited from working capital management and capital expenditures that were lower than initially planned.

INVESTOR PRESENTATION MAY 2020 Balance sheet and liquidity as of March 31, 2020 22 CASH AND CASH EQUIVALENTS $1.1 billion NET DEBT $4.9 billion NET LEVERAGE 2.95x TOTAL LIQUIDITY $1.3 billion ($2.5 billion pro forma for April debt financings) Refer to the “Non - GAAP Financial Measures” section on page 2 of this document ▪ Borrowed $600 million under ABL facility in March; proceeds held in cash and cash equivalents ▪ Added new $350 million credit facility in early April to further strengthen liquidity ▪ Issued $850 million of five - year, 6.25% debt in late April; proceeds available for general corporate purposes ▪ No significant debt maturities until mid - 2022

INVESTOR PRESENTATION MAY 2020 Full year 2019 results 23 REVENUE $16.65 billion NET INCOME 1 $379 million DILUTED EPS $3.57 ADJUSTED NET INCOME 1 $428 million ADJUSTED DILUTED EPS ADJUSTED EBITDA $1.67 billion CASH FLOW FROM OPERATIONS $791 million FREE CASH FLOW $628 million $4.03 1 Net income attributable to common shareholders Refer to the “Non - GAAP Financial Measures” section on page 2 of this document

INVESTOR PRESENTATION MAY 2020 Share repurchase program 24 In the first quarter 2020, the company repurchased: SHARES PURCHASED 1.7 million shares of XPO common stock PRICE $66.58 average price per share TOTAL COST $114 million approximate total cost of repurchases ▪ XPO had approximately 91 million shares of common stock outstanding on March 31, 2020, compared with 127 million shares outstanding on September 30, 2018, prior to the start of the repurchase program. ▪ XPO has approximately $503 million remaining on the current $2.5 billion share repurchase authorization. The company is not obligated to repurchase any specific number of shares and can suspend or discontinue the program at any time.

INVESTOR PRESENTATION MAY 2020 Business overview: North American contract logistics Americas and Asia

INVESTOR PRESENTATION MAY 2020 #2 logistics provider in North America, with operations in Asia and Latin America 26 Strongly positioned with blue - chip customers who need complex solutions ▪ Expansive footprint and scale are competitive advantages ▪ Employer of choice with best - in - class ability to manage tight labor markets ▪ Top five industrial tenant, with significant real estate expertise Proprietary technology excels at visibility, speed, accuracy, agility and control ▪ Effective cost management, labor rightsizing, reduction of loss - makers and efficient peak management are making meaningful contributions to margin ▪ Proprietary warehouse platform manages advanced automation and analytics in - house for greater agility XPO Direct TM utilizes existing network as a flexible distribution solution ▪ Shared - space storage and distribution network lets retailers flex with demand and seasonal patterns ▪ Sites positioned to serve 99% of US population through one - day and two - day ground delivery ▪ Allows companies to avoid large capital investments and fixed costs Range of vertical expertise capitalizes on omnichannel and e - commerce tailwinds ▪ Leading 3PL across verticals for consumer technologies, e - commerce and retail, food and beverage, aerospace and defense, consumer packaged goods and industrial and automotive 1 ▪ Unique ability to deliver a consistently superior end - customer experience Significant opportunities for profitable growth and strong free cash flow ▪ Long runway for margin expansion via XPO Smart TM and other applications of AI and machine learning ▪ Opportunities to grow in Asia and Latin America by penetrating North American customer relationships ▪ Highly integrated platform facilitates bolt - on expansion 1 Based on number of customer relationships , per Armstrong & Associates

INVESTOR PRESENTATION MAY 2020 Preeminent reputation for innovation, expertise and quality of performance Industry size ~$50 billion 2019 revenue $2.5 billion Countries 14 Locations 380 (North America, 314) Facility space ~ 104 million sq. ft. (North America, Asia) Employees ~21,000 Average contract length ~5 years XPO POSITION Chemicals #1 Consumer goods #1 Food and beverage #1 Industrial #1 Retail and e - commerce #1 Automotive #2 Technology #2 Healthcare #6 LEADING MARKET POSITION IN DIVERSE VERTICALS 1 KEY METRICS 2 27 Source: Company information, industry research, Armstrong & Associates and public company filings 1 Based on number of global customer relationships 2 Revenue is full year 2019; all other metrics as of March 31, 2020

INVESTOR PRESENTATION MAY 2020 28 1 Warehouse sq. ft. as of March 31, 2020 and includes both leased and customer square footage XPO’s footprint and scale are key competitive advantages North America 96 million sq.ft . of facility space 1 Chile Asia 8 million sq.ft . of facility space 1 COUNTRIES OF OPERATION WAREHOUSE SQ. FT. (millions) United States 94 Canada 1 Mexico 1 Chile <1 Peru <1 COUNTRIES OF OPERATION WAREHOUSE SQ. FT. (millions) Singapore 3 India 2 China 1 Taiwan 1 Thailand 1 Australia <1 Hong Kong <1 Japan <1 Malaysia <1

INVESTOR PRESENTATION MAY 2020 29 Sophisticated capabilities, deeply integrated with customer supply chains 29 ADVANCED AUTOMATION AND ROBOTICS INBOUND LOGISTICS AND MANUFACTURING SUPPORT REVERSE LOGISTICS AND AFTERMARKET SUPPORT WAREHOUSING ▪ Tech - enabled fulfillment continuously improved by AI, machine learning ▪ Multichannel distribution services ▪ Ongoing robot implementations SUPPLY CHAIN OPTIMIZATION HIGH - VALUE - ADD SERVICES AND CUSTOMIZATIONS ▪ Flow optimization ▪ Space maximization ▪ Automated replenishment of materials and parts ▪ Vendor - managed inventory models ▪ Fast - growing areas of logistics valued by large customers with demanding service standards ▪ Return - to - retail, refurbishment and disposal ▪ Aftermarket distribution ▪ Packaging ▪ Co - packing ▪ Kitting ▪ Bundling ▪ Channel - specific boxing and labeling ▪ Retail compliance ▪ Customers can shift between short - term and long - term needs and from fixed to variable costs with seasonal flexibility ▪ Facilitated by XPO’s technology and data analytics ▪ Cross - functional XPO platform with demand forecasting ▪ XPO - customer collaborations for speed - to - market and multichannel management strategies

INVESTOR PRESENTATION MAY 2020 XPO has decades of logistics expertise in diverse verticals in North America 30 END MARKETS % 2019 REVENUE 1 EXPERTISE CONSUMER TECHNOLOGY ▪ Direct - to - consumer and retail fulfillment of consumer electronics and other devices ▪ Returns management, OEM - certified repairs, warranty adjudication, product disposition and payment processing FOOD AND BEVERAGE ▪ Warehousing, distribution, co - packaging, frozen, refrigerated and dry storage, direct - to - consumer ▪ USDA, Kosher compliant; FDA registrations; 21 CFR Part 110 / 117, GFSI benchmarked protocol E - COMMERCE / RETAIL ▪ Seamless integration of large footprint, warehouses, transportation capacity, labor and advanced automation ▪ Superior consumer experience protects brands AEROSPACE ▪ State - of the - art logistics infrastructure for the receipt, storage and shipping of products and classified materials ▪ AS9100 and AS912 - certified, DLA and DCAA - compliant CONSUMER PACKAGED GOODS ▪ Turnkey solutions for consistent results across national and multinational markets ▪ High - volume warehousing and distribution, reverse logistics and omnichannel fulfillment CHEMICAL ▪ Manufacturing, packaging, storing and shipping of basic and specialty chemical products to stringent safety standards ▪ Environmentally responsible operations compliant with EPA, USDA, FDA, BRC, AIB and GMP regulations 7% 11% 11% 12% 16% 19% 1 Excludes intercompany sales eliminations, quality of earnings and standalone adjustments; r emaining revenue derived from healthcare, automotive, industrial and construction, and other sectors

INVESTOR PRESENTATION MAY 2020 $81 $94 $143 2017 2018 2023E US E - COMMERCE LOGISTICS MARKET SIZE GROWING VOLUMES INCREASE DEMAND FOR AUTOMATION E - commerce growth continues to drive supply chain complexity 31 CONSUMERS EXPECT FASTER DELIVERIES AND SHOP GLOBALLY $ in billions Source: Third - party industry research 2.0% 1.6% 2.1% 2.6% 4.8% 4.5% 1,000+ lbs. 750 – 999 lbs. 500-749 lbs. 100 – 499 lbs. 50 – 99 lbs. Less than 50 lbs. 2012 - 2017 shipment weight CAGR Same - day delivery is becoming normal, e xpected to increase 43% per year Omnichannel channel is growing at ~10% per year vs. offline sales growth of (2%) Cross - border e - commerce is outgrowing domestic e - commerce at ~26% per year % of transactions % of digitally influenced offline sales % of cross border e - commerce 1 25 44 56 15 - 20 25 - 30 2016 2021 E Trends

INVESTOR PRESENTATION MAY 2020 32 Special software layer enables customization Warehouse managemen t Manages all distribution processes within the warehouse walls WMx Order managemen t Centralizes customer order data, enables real - time visibility OMx Connection management Integrates customer systems with XPO product suite CMx Warehouse controls Provides control of automation and robotics fully integrated with warehouse management software WCx Business analytics XPO algorithms generate reports, insights and forecasts BAx Proprietary warehouse platform enhances productivity, visibility and control

INVESTOR PRESENTATION MAY 2020 XPO Direct ™ shared distribution is a game - changer for customers 33 Scale and proximity Speeds up store replenishment and home delivery; reaches 99% of population with one - day and two - day ground delivery; one tracking number end - to - end Better customer experience Retailers, e - tailers and manufacturers can improve end - customer satisfaction without large capital investments All sizes fit Parcel delivery for small items and white - glove, inside - the - home delivery for big and bulky items SPEED AND LOW COST IN TODAY’S ON - DEMAND ECONOMY SCALED, FLEXIBLE “FULFILLMENT AS A SERVICE“ (FAAS) MODEL Order XPO distribution center Regional hub LTL dock Consumer’s home Parcel optimized Large goods curbside Threshold or white glove Last mile Achieving profitability in second full year of operations Shared resources Shared warehouse capacity, inventory management, operations, technology, labor, and last mile logistics for heavy goods if needed Predictive analytics Solves challenges of seasonal peaks and fluid demand Growth lever Cost - effective way for small and mid - sized customers to grow their online presence

INVESTOR PRESENTATION MAY 2020 Business overview: European contract logistics

INVESTOR PRESENTATION MAY 2020 Leading provider of technology - enabled, customized logistics in Europe 35 #2 contract logistics provider in Europe, with the largest outsourced e - fulfillment platform ▪ Rigorous reverse logistics management is highly valued by retailers and e - tailers ▪ Strong track record of peak management across diverse SKUs with rapidly changing demand patterns ▪ Well - positioned in the fast - growing “click and collect” omnichannel sector Robust multinational capabilities meet high expectations for service quality ▪ Sector - specific capabilities for inbound flows, storage, inventory management, fulfillment and returns ▪ Top five industrial tenant in Europe, with significant real estate expertise ▪ Proven ability to manage different types of front - line workforces in varying national labor environments Highly engineered, technology - driven solutions solve complex challenges ▪ Advanced automation and robotics drive efficiency and profit improvement ▪ Bespoke, technology - enabled solutions are high - margin and create stickiness with key customers ▪ Proprietary tools leverage machine learning to improve workforce productivity Existing customer base represents significant growth opportunities ▪ Existing customer relationships have large share - of - wallet upside ▪ Sales strategy is geared toward high - growth e - commerce accounts and prospects ▪ XPO’s reputation is for consistently reliable logistics services on a large scale Sales strategy and macro - independent margin initiatives underway ▪ Significant runway for margin expansion from roll - out of XPO Smart TM and other intelligent technology ▪ Focus is on cost management, labor rightsizing, reduction of loss - makers and peak management ▪ Opportunity to take share in established specializations, such as food and beverage and omnichannel

INVESTOR PRESENTATION MAY 2020 Best - in - class vertical expertise, advanced technology and scale KEY METRICS 1 36 Industry size ~ $80 billion 2019 revenue $3.6 billion Countries 15 Locations 387 Facility space ~ 98 million sq. ft. (9 million sq. m.) Employees ~34,000 Average contract length ~5 years ▪ Proprietary technology manages complex warehouse operations, advanced automation, workforce productivity and fulfillment with superior speed and accuracy ▪ Comprehensive R&D capabilities are a source of continual innovation ▪ Compelling value proposition includes extensive expertise in capacity management, forecasting, industrial engineering and LEAN operations ▪ Sophisticated e - commerce solutions BUSINESS OVERVIEW ▪ Fulfillment ▪ Inbound logistics ▪ Manufacturing support ▪ Supply chain optimization SERVICE OFFERINGS ▪ Value - added services ▪ Warehousing ▪ Aftermarket support 1 Estimate of industry size based on industry research; revenue is full year 2019; all other metrics as of March 31, 2020

INVESTOR PRESENTATION MAY 2020 37 XPO’s logistics network footprint and scale are major competitive advantages Europe 98 million sq. ft. (9 million sq. m.) of facility space Belgium Ireland Romania Czech Republic Italy Russia Finland Netherlands Spain France Poland Switzerland Germany Portugal United Kingdom

INVESTOR PRESENTATION MAY 2020 CONTRACT LOGISTICS AND VALUE - ADDED SERVICES ▪ Inbound quality assessment and inventory inspections ▪ Tech - enabled fulfillment continuously improved by AI and machine learning ▪ Order pick, pack and customization, custom services, and pre - retailing ▪ In - demand e - commerce capabilities for food products ▪ Customer - specific quality assurance processes ▪ Critical solutions for high - volume retail customers, such as ironing and dry cleaning ▪ Parts distribution and other aftermarket support ▪ Expertise in sustainable waste management ▪ Multichannel distribution services CARRIER MANAGEMENT ▪ 4PL carrier management ▪ Carrier label production (smart consign, etc.) ▪ Competitive service propositions – same day, next day and standard deliveries RETURNS MANAGEMENT ▪ A leading reverse logistics provider in Europe ▪ UK market leader specializing in retail and grocery asset management ▪ Value added services include garment care, spot cleaning of clothing and furniture, sewing repairs, QC inspection, diagnostic testing of electrical items re - labelling and label removal and re - kitting Key service capabilities in Europe 38 INTEGRATED LOGISTICS NETWORK WITH EXTENSIVE REACH AND STRONG POS ITIONING

INVESTOR PRESENTATION MAY 2020 Diversified geographical exposure with tailored business strategies 39 END MARKETS % 2019 REVENUE 1 POSITIONING UK AND IRELAND ▪ #1 in e - commerce fulfillment ▪ ~262 million units picked and packed per year ▪ Capabilities for ”big and bulky” products 50 - 150 lbs. FRANCE ▪ Top three contract logistics provider ▪ Partner of choice due to breadth of vertical expertise ▪ Automation leader, with focus on labor productivity BELGIUM, THE NETHERLANDS AND GERMANY ▪ Three countries managed as one cluster region ▪ Strategic location for pan - European e - commerce ▪ #2 in the Netherlands logistics market and regional automation leader ITALY ▪ Top three logistics company ▪ #1 in fashion and luxury logistics ▪ Extensive pharmaceutical experience SPAIN AND PORTUGAL ▪ #1 in e - commerce fulfillment ▪ Provides logistics for largest fresh foods network in Spain ▪ Positioned as a supply chain innovation leader CENTRAL EUROPE AND RUSSIA ▪ Expanded in Poland to handle German e - commerce volume ▪ Central European customers primarily originate in Western Europe ▪ Exposure to growth from countries with expanding economies 1 Excludes intercompany sales eliminations, quality of earnings and standalone adjustments; excludes pro forma impact from pend ing acquisition; Central Europe region includes Poland, Czech Republic and Romania 38% 19% 16% 11% 10% 6%

INVESTOR PRESENTATION MAY 2020 Serving sectors that are typically high growth, high margin or macro - resilient 40 END MARKETS % 2019 REVENUE 1 DESCRIPTION E - COMMERCE AND RETAIL ▪ Seamless integration of large footprint: warehouses, transportation capacity, labor and advanced automation ▪ Advanced automation drives trend for longer customer contract tenures FOOD AND BEVERAGE ▪ Omnichannel fulfillment and reverse logistics ▪ Recalls, code tracking, mixing and packaging of frozen, refrigerated and dry goods; compliant with ISO22000, BRCGS and HACCP CONSUMER PACKAGED GOODS ▪ Advanced solutions for consistent results across national and multinational markets ▪ High - volume warehousing and distribution, reverse logistics and omnichannel fulfillment TECH AND ELECTRICAL ▪ Direct - to - consumer and retail fulfillment of consumer electronics and other devices ▪ Returns management, OEM - certified repairs, warranty adjudication, product disposition and payment processing CHEMICALS ▪ Manufacturing, packaging, storing and shipping of chemical products to stringent safety standards ▪ Environmentally responsible operations in compliance with CDG/ADR, CHIP, COSHH, DSEAR, REACH, COMAH and Seveso 1 Excludes intercompany sales eliminations, quality of earnings and standalone adjustments; excludes pro forma impact from pend ing acquisition; remaining 7% revenue derived from automotive, industrial and construction, and other sectors 4% 5% 10% 19% 55%

INVESTOR PRESENTATION MAY 2020 SCALE AND FLEXIBILITY ▪ Largest provider of outsourced e - fulfillment services in Europe ▪ Superior ability to ramp up and manage large workforces for peak seasonality ▪ Sophisticated inventory management system optimizes lead times for customers ▪ Multichannel distribution and reverse solutions ADVANCED AUTOMATION ▪ Complex capabilities, deeply integrated with customer supply chains ▪ Automated infrastructure facilitates delivery of customer - specific services ▪ Deep expertise in deploying tailored automation ▪ Tech - enabled fulfillment continuously improved by AI and machine learning STRONG CUSTOMER RELATIONSHIPS ▪ Longstanding, mutually successful relationships with global retail and e - tail brands that compete for consumer loyalty based on the shopping experience ▪ Highly referenceable e - commerce and omnichannel customers Leading e - commerce and omnichannel service capabilities 41 COMPETITIVE ADVANTAGES

INVESTOR PRESENTATION MAY 2020 Business overview: North American less - than - truckload

INVESTOR PRESENTATION MAY 2020 LTL has a well - defined opportunity to grow EBITDA to at least $1 billion 43 Favorable long - term industry fundamentals ▪ Rational pricing dynamics ▪ Rapid growth of e - commerce driving retail shipments to LTL carriers One of the few US providers with national coverage ▪ Strong advantage over regional providers, due to scale and visibility ▪ Covers every US state, including Alaska and Hawaii, and about 99% of all US postal codes Further profit improvement via proprietary technology ▪ Intelligent load - building, yard management and routing technology ▪ XPO Smart TM tools driving process improvements, cost savings and labor productivity Advanced pricing algorithms help balance network mix ▪ Proprietary algorithms automate pricing for small to mid - sized accounts ▪ Elasticity models help inform pricing decisions for larger accounts Strategic focus on high - yield freight ▪ Dynamic pricing algorithms improve yield with national accounts and local accounts ▪ Diversified, high - yield customer base spans industries, regions and customer types Five years of substantial, ongoing improvement, with additional upside ▪ Data science harnessed to balance network, reduce cost and improve utilization ▪ Resilient cash flow generation through diligent working capital and capex management

INVESTOR PRESENTATION MAY 2020 Top three provider of less - than - truckload (LTL) in North America 44 KEY METRICS 2 1 Source: SJ Consulting Group; data includes fuel surcharge 2 Estimate of industry size based on industry research; revenue is full year 2019; all other metrics as of March 31, 2020 Industry size ~$43 billion 2019 revenue $3.8 billion Employees ~20,000 Cross - dock facilities 290 Number of tractors / trailers ~8,000 / 25,000 Average length of haul 813.3 miles Average tractor fleet age 5.15 years TOP LTL PROVIDERS BY REVENUE 2018 1 $1,237 $1,654 $1,692 $2,128 $2,706 $2,787 $3,153 $3,830 $3,983 $7,352 Southeastern Freight Lines FedEx Freight Old Dominion Freight Line YRC Freight Estes Express Lines UPS Freight ABF Freight System R+L Carriers Saia LTL Freight $ in millions

INVESTOR PRESENTATION MAY 2020 LTL customers of all sizes value XPO’s scale and capacity 45 XPO’s network of LTL terminals in US and Canada

INVESTOR PRESENTATION MAY 2020 CAPACITY, DENSITY AND SCALE ▪ One of the largest, most modern and safest - equipped fleets in industry ▪ 8,000 tractors and 25,000 trailers 1 ▪ More than 12,000 professional drivers, operating out of 290 service centers 1 ▪ All types of commodities accepted ▪ Over 75,000 next - day and two - day lanes INTELLIGENT TECHNOLOGY ▪ Dynamic route optimization, intelligent load - building and advanced pricing algorithms ▪ XPO Smart™ tools are driving productivity improvements beyond the significant gains already made ▪ Data - driven reporting and business intelligence is customized by XPO analytics STRONG RELATIONSHIPS ▪ Over 30 years of experience as an LTL carrier ▪ Comprehensive services for customers with delivery needs in multiple markets ▪ Longstanding relationships in place for movements to and from Mexico, Puerto Rico and Canada ▪ Responsive team committed to superior outcomes for customers Compelling LTL value proposition appeals to diverse customer types 46 KEY SERVICE ATTRIBUTES 1 As of March 31, 2020

INVESTOR PRESENTATION MAY 2020 Technology prioritizes three areas of LTL network optimization 47 DYNAMIC ROUTE OPTIMIZATION INTELLIGENT LOAD - BUILDING ADVANCED PRICING OPTIMIZATION Technology becomes continually smarter at automating operations for best results ▪ Intelligent routing and real - time visibility increase P&D pounds per person - hour, stops per hour and weight per trip ▪ Reduces P&D miles per stop and cost per stop ▪ Improves service levels through route sequencing for better control of delivery times and exception management ▪ Proprietary technology automates load - building and optimizes linehaul network ▪ Real - time monitoring of compliance maximizes trailer utilization ▪ Bypass algorithm reduces multiple stops for trucks dedicated to direct movements ▪ Speeds onboarding of more profitable small to mid - sized local accounts ▪ Provides real - time cost visibility at the shipment level ▪ Balances the network, reducing cost and utilization inefficiencies, such as empty miles

INVESTOR PRESENTATION MAY 2020 XPO Smart ™ is deployed at all LTL cross - docks in North America 48 ▪ Averaging ~7% more motor moves per hour on LTL cross - docks, with high employee engagement ▪ Analytics provide deep visibility into scheduled versus active workers by role in real time ▪ Site - specific modeling helps managers understand the future impacts of operational decisions ▪ Takes turnover and training time into account FULL - TIME LABOR PART - TIME LABOR SHORTER WORK SHIFT LONGER WORK SHIFT DOCK WORKERS DRIVERS WORK HOURS OVERTIME Right - sizes shift scheduling and perm/temp labor mix

INVESTOR PRESENTATION MAY 2020 Business overview: North American transportation Truck brokerage / expedite Intermodal / drayage Last mile Managed transportation

INVESTOR PRESENTATION MAY 2020 Combination of scale, technology and service range is unique in North America 50 Multimodal solutions with critical mass and leadership positions in fast - growing sectors ▪ Only provider with leading positions and real - time visibility across so many modes ▪ Customers gain extensive options and access to capacity XPO Connect TM digital freight marketplace digitizes shipper - carrier transactions ▪ Automates transactions by giving carriers easy - to - use tools for managing capacity ▪ Gives shippers a single place to track, analyze, rate and buy transportation Automation drives productivity and share gains, and lowers cost to serve ▪ Platform integrates brokerage, managed transportation, last mile and intermodal ▪ Advanced algorithms optimize pricing per customer Strong tier - one customer relationships with tier - two and tier - three opportunities ▪ Large customers need multiple XPO services and value flexibility ▪ Strong management teams with mode - specific experience in each service offering Positioned to benefit from industry trends of outsourcing, e - commerce and digitization ▪ Brokers have gained steady share of for - hire trucking throughout economic cycles ▪ E - commerce drives demand for XPO’s brokerage, last mile and intermodal services Asset - light business with high cash flow generation and conversion ▪ Strong operating leverage and modest capital requirements ▪ Working capital can become a source of cash in economic slowdowns

INVESTOR PRESENTATION MAY 2020 Brokerage is a vast opportunity to sell XPO’s network capacity 51 KEY METRICS 1 Industry size 2 ~$375 billion 2019 revenue 3 $1.66 billion Locations 23 Employees ~900 Carrier relationships 38,000 Accessible trucks Over 1,000,000 1 Revenue is full year 2019; all other metrics as of March 31, 2020 2 Total truckload industry size based on industry research, including brokerage component 3 Includes truck brokerage and expedite, excluding intercompany eliminations ▪ Full truckload, domestic and cross - border ▪ Refrigerated ▪ Heavy haul SERVICE OFFERINGS ▪ Non - asset business places shippers’ freight with an established network of independent brokered carriers on a contractual or spot basis ▪ Benefits from secular trend toward outsourcing ▪ Key component of XPO’s industry - leading range of transportation modes in North America ▪ XPO Connect TM digital freight marketplace, Drive XPO TM carrier app and Freight Optimizer procurement engine, in combination, are a strongly differentiated offering ▪ #1 provider of expedited solutions for urgent freight in North America BUSINESS OVERVIEW ▪ Expedite ▪ High value, high security ▪ Specialized equipment

INVESTOR PRESENTATION MAY 2020 Demand for XPO solutions driven by expansion of transportation outsourcing 52 6% 7% 7% 7% 8% 9% 10% 10% 10% 11% 11% 12% 12% 13% 14% 14% 16% 17% 19% 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 US TRUCK BROKERAGE INDUSTRY PENETRATION OF TOTAL FREIGHT INDUSTRY (%) Source: Armstrong and Associates; Industry research Freight brokers have consistently gained transportation market share across cycles

INVESTOR PRESENTATION MAY 2020 SCALE AND OPTIONALITY ▪ Services include full truckload, expedite ground, expedite air charter, heavy haul, cross - border shipments, specialized services, global forwarding and managed transportation XPO CONNECT™ PLATFORM ▪ Proprietary cloud - based platform gives shippers access to capacity, load assignments and tracking ▪ Shows shippers and carriers supply and demand in real time across truck, rail and ocean ▪ Truck capacity data is channelled from multiple sources for optimal results ▪ Carriers use personalized dashboards to post and find income opportunities ▪ Proprietary Freight Optimizer carrier rating engine underpins brokerage processes ▪ Proprietary algorithms, pricing tools and market analytics provide visibility into current market conditions for spot rate negotiations ▪ Robust track and trace technology ▪ Easily integrated with ERP systems, warehouse management systems and other technologies XPO’s brokerage value proposition is rooted in disruptive technology 53 KEY CAPABILITIES

INVESTOR PRESENTATION MAY 2020 Drives efficiency, volume and margin through cutting - edge connectivity 54 CUSTOMERS CARRIERS DRIVE XPO™ APP CARRIER INTERFACE CARRIER MOBILE INTERFACE REAL - TIME TRACKING ENGINE CUSTOMER INTERFACE CUSTOMER MOBILE INTERFACE ROUTE OPTIMIZATION FREIGHT OPTIMIZATION CONNECT LM

INVESTOR PRESENTATION MAY 2020 55 FULLY MOBILIZES THE PROCUREMENT PROCESS Preview XPO’s freight opportunities using the guest access feature and sign up to start booking DRIVER ENGAGEMENT AND RECRUITMENT Search for available loads, place bids and immediately purchase loads to keep moving LOAD BOOKING Request loads for a specific lane and date and get notified when matching loads become available CAPACITY POSTING Access details about assigned loads, automatically track and clear stops, and submit paperwork to get paid faster FREIGHT MANAGEMENT Rapid traction of XPO Connect™ propelled by carrier adoption ▪ Self - service dashboard on the Drive XPO™ app locates loads that match the carrier’s capacity and routes ▪ Optimizes network capacity via proprietary freight matching for active and available drivers ▪ Provides options to “buy it now” for loads at the published price or alternatively place counteroffers ▪ Customized preferences trigger automatic allocation of loads based on freight size, type and geography

INVESTOR PRESENTATION MAY 2020 Third largest intermodal provider in North America 56 Industry size ~$43 billion 2019 revenue $948 million Locations 37 terminals Employees ~ 400 53 - ft. containers, chassis ~10,000, 5,000 Drayage trucks under contract Over 25,000 KEY METRICS 1 ▪ 30 - year relationships with railroads provide the long - haul portion of the shipment of containerized freight ▪ Container capacity, rail brokerage, local drayage, on - site operational services and door - to - door shipment management ▪ A leader in automotive and retail intermodal, and in US - Mexico cross - border service ▪ Tailwind from trend of manufacturers near - shoring in Mexico BUSINESS OVERVIEW 1 Industry size based on industry research; revenue is full year 2019; all other metrics as of March 31, 2020

INVESTOR PRESENTATION MAY 2020 Unique competitive advantages differentiate XPO’s intermodal offering 57 ▪ Proprietary intermodal system tracks door - to - door movements of long - haul freight with GPS on containers ▪ Communicates constantly with railroads to proactively identify any delays ▪ Monitors whether containers are full or empty, doors are open or closed ▪ Keeps shippers informed through EDI integration and an online portal ▪ Decades of experience managing cross - border freight, with an extensive organization in both Mexico and US ▪ Longstanding relationships with the railroads, ramp operators and drayage drivers on both sides of the border ▪ Expedited, brokerage and global forwarding teams react quickly to help customers navigate unavoidable delays ▪ One of the largest intermodal networks for long - haul freight in North America ▪ US drayage leader, with container service at all major ports and ramps ▪ Intermodal rail ramp drayage, TWIC - compliant port drayage ▪ Ocean drayage management services RAIL OPTIMIZER TECHNOLOGY CROSS - BORDER MEXICO SERVICE SERVICE CAPABILITIES

INVESTOR PRESENTATION MAY 2020 Largest provider of last mile logistics for heavy goods in North America 58 Industry size ~$13 billion 2019 revenue $873 million Hub locations 85 Employees ~2,000 Carriers / trucks ~1,500 / ~3,600 Annual deliveries Over 10 million ▪ Fully integrated, national platform positioned within 125 miles of 90% of the US population ▪ Consistently high customer satisfaction reinforced by proprietary technology developed exclusively for last mile ▪ One last mile tracking number and one tracking portal, providing customers with end - to - end visibility ▪ Point - of - sale appointment engine enables delivery and install scheduling at customer check - out ▪ Capacity management tools allow adjustments to available capacity, balancing route efficiency with customer availability BUSINESS OVERVIEW KEY METRICS 1 1 Industry size based on industry research; revenue is full year 2019; all other metrics as of March 31, 2020

INVESTOR PRESENTATION MAY 2020 Growth in e - commerce orders for large items benefits XPO’s last mile service 59 132 136 159 187 218 250 287 331 380 439 508 582 660 743 828 915 1,006 2008A 2009A 2010A 2011A 2012A 2013A 2014A 2015A 2016A 2017A 2018A 2019E 2020E 2021E 2022E 2023E 2024E E - COMMERCE SALES FORECASTED TO CONTINUE TO INCREASE $ in billions Source: Wall Street research

INVESTOR PRESENTATION MAY 2020 Unmatched combination of last mile scale, technology and experience 60 ▪ Long - term relationships with best - in - class contract carriers ▪ Post - delivery feedback loops resolve issues quickly and protect brand loyalty ▪ Industry - best consumer satisfaction levels reflect XPO’s decades of experience and digital, end - to - end consumer communication ▪ XPO is the sector leader, yet holds less than 8% US share ▪ Customers include big - box retailers that sell appliances, furniture, exercise equipment, large electronics and other heavy or bulky items ▪ Cohesive network led by last mile experts is the partner of choice for heavy goods ▪ All data regarding a shipment is visible on a single platform ▪ Digital communication enhances the consumer experience, reduces not - at - home instances and captures signatures ▪ Poised to accelerate benefits from tens of millions of dollars invested in last mile technology since 2013 ▪ Ongoing shift toward consumers buying large items online ▪ Large investment in new core last mile technology ▪ 89% of eligible orders now scheduled via email or automated call LARGE RUNWAY SATISFIED CONSUMERS PROPRIETARY TECH STRONG TAILWINDS

INVESTOR PRESENTATION MAY 2020 Top five global provider of managed transportation 61 ▪ Integrated with XPO Connect™, industry - leading multimodal technology platform ▪ Rigorous tracking and visibility; worry - free set - up; disaster recovery capabilities ▪ Technology tools collect big data and turn it into actionable information for continuous performance improvement ▪ Low - risk transition and comprehensive integration ▪ Successful deployment of complex solutions for large customers ramped up in the past two years Control tower solutions ▪ Global network of control towers provides door - to - door visibility into order status and freight tracking Managed expedite ▪ Industry - leading expedite web technology automates procurement and tracking of time - critical freight ▪ Fulfillment averages 16 minutes from time of request Dedicated transportation ▪ Tailored fleet solutions help customers optimize routes and lower costs ▪ Detailed reports success and provide the basis for strategic planning BUSINESS OVERVIEW SERVICE OFFERINGS Outsourced fleet management solutions tailored for each supply chain

INVESTOR PRESENTATION MAY 2020 Business overview: European transportation Truck brokerage Dedicated truckload Less - than - truckload Managed transportation Last mile

INVESTOR PRESENTATION MAY 2020 Leading positions in fast - growing sectors 63 Expansive platform with strong positions across Europe ▪ #1 transportation company by size across UK, France, Spain, Portugal and Morocco ▪ Mix of asset - based and non - asset over - the - road capacity optimized for each market Long - term customer relationships, with limited concentration risk ▪ Blue - chip customer base diversified by geography, size, vertical, type and requirements ▪ Over 50% of customers in Europe have used XPO for 10 years or more Strongly positioned to capture spend from existing customers ▪ Comprehensive, multimodal service range offers ways to penetrate existing base ▪ Approximately half of top 100 customers use multiple XPO transportation services Technology infrastructure delivers high service levels ▪ Proprietary XPO Connect TM platform and Drive XPO TM app introduced in Europe in 2019 ▪ Scalable Freight Optimizer platform matches shippers’ freight with network of trucking carriers Multiple opportunities to expand the network ▪ Expand account relationships by cross - selling services within the European transportation unit ▪ Enter other key European regions, and accelerate last mile expansion, through M&A Demonstrated ability to drive strong performance ▪ Track record of robust free cash flow generation ▪ Growth strategy leverages service range and geographic reach

INVESTOR PRESENTATION MAY 2020 Leading provider of truck brokerage and LTL transportation in Europe 64 ▪ Leading provider of truck brokerage in Europe ▪ Leading less - than - truckload (LTL) provider in the UK, France, Spain and Portugal, with daily service to 30 countries ▪ Dedicated truckload offering is a key differentiator in European markets ▪ Last mile presence in countries where fragmentation among regional providers represents a large growth opportunity ▪ Balanced non - asset and asset - based model, with one of Europe’s largest ground transportation networks ▪ Strategic shift underway to rebalance the capacity mix toward non - asset brokerage, while optimizing one of the largest owned road fleets in Europe ▪ Green transport leader in Europe, with LNG fleet, electric last mile vehicles, mega - trucks and multimodal solutions ▪ Long track record of operational excellence with safety and driver training Industry size ~$460 billion 2 2019 revenue $2.9 billion Locations 195 Employees ~14,000 Trucks ~7,500 European countries served 30 KEY METRICS 1 COMPETITIVE ADVANTAGES 1 Revenue is full year 2019; all other metrics as of March 31, 2020 2 Source: Bain; i ncludes truckload and brokerage

INVESTOR PRESENTATION MAY 2020 TAILORED GROWTH STRATEGIES FOR XPO’S LARGEST MARKETS BY % OF REVENUE 1 XPO’s transportation network covers over 90% of Europe’s GDP 65 FRANCE UNITED KINGDOM AND IRELAND SPAIN AND PORTUGAL 26% 17% 46% ▪ Blended model of XPO - owned trucks and contracted independent carriers for less - than - truckload ▪ Last mile logistics offering for heavy goods ▪ Non - dedicated truckload business being phased out and replaced by truck brokerage, which is demonstrating strong growth ▪ Rapid growth of dedicated truckload being driven by increasing business from large contracts ▪ XPO - owned trucks and employee drivers ▪ Last mile logistics offering for heavy goods ▪ Overnight distribution service for auto dealer networks ▪ Independent carrier contractors utilize XPO - branded equipment ▪ Last mile service provided as a subcontracted model ▪ LTL and brokerage models in strong deployment 1 Full year 2019 data

INVESTOR PRESENTATION MAY 2020 FRANCE ▪ #1 in less - than - truckload ▪ Top three provider of truck brokerage ▪ #1 provider of dry van truckload ▪ Only LTL provider fully authorized to handle hazardous goods ▪ Differentiated intermodal offerings, such as road transportation + river barge UNITED KINGDOM ▪ #1 single - owner LTL network ▪ Fastest - growing major transportation provider for the past three years ▪ #1 in automotive aftermarket, with night delivery service ▪ Fuel distribution leader ▪ Top three provider of dedicated truckload SPAIN, PORTUGAL AND MOROCCO ▪ #1 in less - than - truckload ▪ #1 in truck brokerage ▪ #1 in automotive aftermarket in Spain ▪ #1 in night delivery in Spain Strong positioning in highly fragmented transportation marketplaces 66 XPO LEADS IN KEY EUROPEAN GEORGRAPHIES

INVESTOR PRESENTATION MAY 2020 Over 100 LTL locations serving countries across Europe 67 International Hub XPO International Hub Partner Platform XPO Platform Partner ▪ Transportation capabilities from a single pallet to full truckload ▪ ~60,000 pallets delivered daily over domestic networks ▪ ~9,800 pallets delivered daily over international networks ▪ Size and scale enable pan - European solutions for multinational customers

INVESTOR PRESENTATION MAY 2020 Numerous levers to grow revenue and expand margin in Europe EXPAND EXISTING PLATFORM COLLABORATE ACROSS NETWORK CONTINUE TO BUILD TECHNOLOGY ADVANTAGE EXECUTE PRICING INITIATIVES ▪ Take advantage of fragmented industry to drive outsized growth ▪ Increase scale in last mile and brokerage businesses ▪ Grow share of wallet with key customers ▪ Continue to develop pan - European solutions for existing and new multinational customers ▪ Optimize margins and grow market share with technology - enabled price discovery tools ▪ Implement pricing excellence levers and expand pricing indexation ▪ Improve recovery of accessorial and fuel surcharges ▪ Continually improve efficiency and reduce costs through o ngoing rollouts of XPO Connect TM and Freight Optimizer ▪ Focus on driving operating leverage and expanding margins 68

INVESTOR PRESENTATION MAY 2020 Investor highlights: Key factors driving growth and returns 69 Leading positions in fast - growing sectors ▪ Top three industry positions across all major service lines in transportation and logistics ▪ Outsized exposure to sectors with track records of long - term growth and sustained demand ~$700 million to $1 billion pool of company - specific profit growth opportunities ▪ Four revenue levers: pricing analytics, XPO Connect™, XPO Direct™ and European cross - selling ▪ Six cost levers include XPO Smart™, LTL optimization and logistics automation, among others Strong, multimodal presence in high - growth e - commerce / omnichannel ▪ Largest e - fulfillment 3PL in Europe; complex management of reverse logistics ▪ Largest provider of last mile logistics for heavy goods in North America Opportunistic allocators of capital for M&A and organic growth drivers ▪ Less than 2% share across key global markets ▪ Positioned as an expert provider of sophisticated supply chain solutions at scale Fast pace of technological innovation ▪ Proprietary technology harnesses AI and machine learning ▪ Key areas of focus: warehouse automation, digital freight marketplace and data science Substantial advantages of scale ▪ Operating leverage, purchasing power, cross - selling and capacity to innovate ▪ Ability to provide consistent, multinational solutions to global customers Significant cash generation ▪ 69% of revenue is asset - light, 77% of cost basis is variable ▪ Generated cash flow from operations of $791 million and free cash flow of $628 million in 2019 Ability to outperform the macro ▪ Deep expertise in diverse verticals and geographies ▪ High mix of contracted business adds resilience in economic downturns Positive free cash flow in downturns ▪ Ability to modulate capex with cyclical fluctuations; low maintenance capex ▪ Working capital becomes a source of cash in downturns Unduplicated moat of results - oriented innovators ▪ 35 top executives and 2,500 professionals at the next level with blue - chip experience ▪ Technologists, managers, engineers, logisticians and operators driving every line of business Note: Refer to the “Non - GAAP Financial Measures” section on page 2 of this document

INVESTOR PRESENTATION MAY 2020 Supplemental materials

INVESTOR PRESENTATION MAY 2020 XPO is widely recognized for performance and culture 71 ▪ Named one of the World’s Most Admired Companies by Fortune, 2018, 2019, 2020 ▪ Named one of Spain’s Best Companies to Work For by Forbes, 2019, 2020 ▪ Ranked in top 100 of America's Most Responsible Companies by Newsweek, 2019 ▪ Named a Winning “W” Company by 2020 Women on Boards for gender diversity of the board of directors, 2019 ▪ Named a Leader in the Magic Quadrant for 3PL Providers by Gartner, 2018, 2019 ▪ Partnered with MIT as the first global logistics company to join the Industrial Liaison Program, 2019 ▪ Named a Disruptive Technology Leader on the FreightWaves Freight.Tech 25, 2019 ▪ Recognized by Dow Chemical Company with Gold Safety Excellence Award for drayage, 2019 ▪ Recognized by Ford Motor Company with World Excellence Award for expedite innovation, 2019 ▪ Recognized by General Motors with Supplier of the Year Award for aftermarket distribution, 2019 ▪ Recognized by Raytheon Company with EPIC Supplier Excellence Award for on - time delivery, 2019 ▪ Recognized by Nissan Manufacturing UK for excellence at Operational Logistics Awards, 2014, 2015, 2016, 2017, 2018, 2019 ▪ Recognized by Boeing Company with Performance Excellence Award, 2018 ▪ Ranked #1 on Transport Topics Top 50 Logistics list, 2017, 2018, 2019, 2020 ▪ Named a Top 100 3PL by Inbound Logistics, 2014, 2015, 2016, 2017, 2018, 2019 ▪ Recognized by Supply Chain Magazine with an Innovation Award at Kings of the Supply Chain in France, 2020 ▪ Ranked by trade association CILT as a Top 30 Logistics Service Provider in the UK, 2019 ▪ Ranked #3 of the Glassdoor Top 20 UK companies with the best leadership and culture, 2018, 2019 ▪ Named to the Fortune Future 50 list of US companies best positioned for breakout growth, 2018 ▪ Awarded Best Employer Practice Award for partnership with DS Workfit by British Association for Supported Employment, 2019 ▪ Awarded a Trucks and Roads Award in Russia, 2018, 2019 ▪ Ranked #67 of Largest US Employers by Fortune, 2018 ▪ CEO Jacobs ranked #10 on Barron's readers list of World's Best CEOs, 2018 ▪ Awarded Company of the Year for innovation by Assologistica (Italy), 2017, 2018, 2019 ▪ Named a top - performing US company on the Global 2000 by Forbes, 2017 ▪ Named one of America’s Best Employers by Forbes, 2017

INVESTOR PRESENTATION MAY 2020 Highlights of XPO’s people - first culture in 2019 72 ▪ Launched a partnership with a leading healthcare network for women and families to offer supplemental health services from over 1,400 practitioners in 20 specialties through a virtual clinic ▪ Achieved a Recordable Incident Rate (RIR) of 1.176 in North American logistics operations, well below industry average ▪ Implemented five employee engagement surveys for hourly and salaried employees that generated 54,000 responses subsequently reviewed by management, with numerous suggestions adopted as action plans ▪ Introduced a tuition reimbursement benefit to provide up to $5,250 annually for employees pursuing continuing education ▪ Partnered with the Susan G. Komen Foundation, a leading non - profit breast cancer organization, to engage employees and encourage them to do routine testing ▪ Continued robust recruitment initiatives and received more than 64,000 online job applications per month ▪ Hired 50 young people from the XPO Graduate Program in Europe, bringing total program hires to 300 ▪ Participated in the 2019 International Pride celebration in New York City with a float piloted by an XPO driver XPO’S PREGNANCY CARE AND FAMILY BONDING BENEFITS ARE PROGRESSIVE IN ANY INDUSTRY ▪ Any XPO employee, male or female, receives up to six weeks of 100% paid postnatal leave as the primary caregiver ▪ Women receive up to 20 days of 100% paid prenatal leave for health and wellness ▪ “Automatic yes" pregnancy accommodations are granted on request; more extensive accommodations are easily arranged with input from a doctor ▪ XPO guarantees that a woman will continue to be paid her regular base wage rate, and will remain eligible for wage increases, while her pregnancy accommodations are in effect ▪ All program enhancements provided at no additional cost to employees XPO’s latest Sustainability Report is available online at sustainability.xpo.com

INVESTOR PRESENTATION MAY 2020 Strongly committed to sustainability in transportation and logistics 73 ▪ XPO initiated collaborative research and development project with General State Administration of Spain to capture data about environmental and safety performance of duo - trailer vehicles, 2020 ▪ Renewed three - year commitment to the CO 2 Charter in France, extending 10 - year commitment to sustainability ▪ Awarded the label “Objectif CO 2 ” for outstanding environmental performance of transport operations by the French Ministry of the Environment and the French Environment and Energy Agency ▪ Named a Top 75 Green Supply Chain Partner by Inbound Logistics for 2016, 2017, 2018, 2019 ▪ Large investments in fuel - efficient Freightliner Cascadia tractors in North America (EPA 2013 - compliant and GHG14 - compliant SCR technology); and 100 Stralis Natural Power Euro VI tractors in Europe, which combine liquified and compressed natural gas (LNG/CNG) to reduce NOx emissions below the Euro VI standard ▪ One of the most modern fleets in Europe: 98% compliant with Euro V, EEV and Euro VI standards, with an average truck age of approximately three years ▪ Government - approved mega - trucks in Spain can reduce CO 2 emissions up to 20% ▪ Drivers train in responsible eco - driving and fuel usage reduction techniques ▪ North American LTL locations implementing phased upgrades to LED lighting ▪ Experimenting with diesel alternatives such as diesel - electric hybrids; piloting zero - emission electric vans in Europe for last mile service CarbonNET, our proprietary, cloud - based calculator, helps our operations document emission sources, activity data and CO 2 calculations TRANSPORTATION

INVESTOR PRESENTATION MAY 2020 Strongly committed to sustainability in transportation and logistics (cont.) 74 ▪ By the end of 2020, nearly 75% of XPO’s total space in Europe will operate LED lighting systems ▪ XPO’s warehouse of the future for Nestlé in the UK will begin operating in mid - 2020, equipped with environmentally friendly ammonia refrigeration systems, LED lighting, air - source heat pumps for administration areas and rainwater harvesting ▪ Numerous XPO facilities are ISO14001 - certified to high standards for environmental management ▪ Waste mitigation measures, such as electronic waybills and documentation, are instilled in daily operations to reduce paper and other waste products ▪ Energy efficiency evaluations are performed prior to selecting warehouses to lease, and energy efficient equipment is purchased when feasible ▪ 79% of material handling devices used in our logistics sites operate on battery power instead of fuel ▪ Millions of electronic components and batteries are recycled annually as a byproduct of reverse logistics operations ▪ Packaging engineers ensure that the optimal carton size is used for each product slated for distribution ▪ Recycled packaging is purchased when feasible ▪ Reusable kitting tools are utilized for the installation of parts in customer operations, manufactured by XPO We operate our business with high regard for the environment and our stakeholders LOGISTICS

INVESTOR PRESENTATION MAY 2020 Highly skilled management team 75 Bradley Jacobs Chief Executive Officer United Rentals, United Waste Lou Amo President, Brokerage and Expedite Electrolux, Odyssey Logistics Josephine Berisha Senior Vice President, Global Compensation and Benefits Morgan Stanley Tony Brooks President, Less - Than - Truckload – North America Sysco, PepsiCo, Roadway Erik Caldwell Chief Operating Officer, Supply Chain – Americas and Asia Pacific Hudson's Bay, Luxottica Richard Cawston Managing Director, Supply Chain – Europe Norbert Dentressangle , Asda Ashfaque Chowdhury President, Supply Chain – Americas and Asia Pacific New Breed Troy Cooper President United Rentals, United Waste Matthew Fassler Chief Strategy Officer Goldman Sachs Luis - Angel Gómez Izaguirre Managing Director, Transport – Europe Norbert Dentressangle Mario Harik Chief Information Officer Oakleaf Waste Management Tavio Headley Senior Director, Investor Relations Jefferies, American Trucking Associations LEADERSHIP Note: Partial list in alphabetical order PRIOR EXPERIENCE

INVESTOR PRESENTATION MAY 2020 Highly skilled management team (cont.) 76 Meghan Henson Chief Human Resources Officer Chubb, PepsiCo Erin Kurtz Senior Vice President, Communications AOL, Thomson Reuters Katrina Liddell Senior Vice President, Transportation Sales – North America Johnson Controls International Patrick Oestreich Senior Vice President, Strategic Sales and Account Management DB Schenker Greg Ritter Chief Customer Officer Knight Transportation, C.H. Robinson Kevin Sterling Vice President, Strategy Seaport Global Securities, BB&T Ravi Tulsyan Senior Vice President and Treasurer ADT, Tyco, PepsiCo Daniel Walsh President, Last Mile Brambles, CHEP Drew Wilkerson President, Transportation – North America C.H. Robinson Malcolm Wilson Chief Executive Officer, XPO Logistics Europe Norbert Dentressangle , NYK Logistics Kyle Wismans Senior Vice President, Financial Planning and Analysis Baker Hughes, General Electric David Wyshner Chief Financial Officer Wyndham, Avis, Merrill Lynch LEADERSHIP PRIOR EXPERIENCE Note: Partial list in alphabetical order

INVESTOR PRESENTATION MAY 2020 Business glossary 77 ▪ Contract Logistics: An asset - light, technology - enabled business characterized by long - term contractual relationships with high renewal rates, low cyclicality and a high - value - add component that minimizes commoditization. Contracts are typically structured as either fixed - variable, cost - plus or gain - share. XPO services include highly engineered solutions, e - fulfillment, reverse logisti cs, packaging, factory support, aftermarket support, warehousing and distribution for customers in aerospace, manufacturing, reta il, life sciences, chemicals, food and beverage, and cold chain. Reverse logistics, also known as returns management, refers to proces ses associated with managing the flow of returned goods back through contract logistics facilities: for example, unwanted e - commerce purchases, food transport equipment or defective goods. Reverse logistics services can include cleaning, inspection, refurbis hme nt, restocking, warranty processing and other lifecycle services. ▪ Expedite: A non - asset business that facilitates time - critical, high - value or high - security shipments, usually on very short notice. Revenue is either contractual or transactional, primarily driven by unforeseen supply chain disruptions or just - in - time inventor y demand for raw materials, parts or goods. XPO provides three types of expedite service: ground transportation via a network o f independent contract carriers; air charter transportation facilitated by proprietary, a web - based technology that solicits bids and assigns loads to aircraft; and a transportation management system (TMS) network that is the largest web - based expedite management system in North America. ▪ Freight Brokerage: A variable cost business that facilitates the trucking of freight by procuring carriers through the use of proprietary technology, typically referred to as a TMS (transportation management system). Freight brokerage net revenue is the spread between the price to the shipper and the cost of purchased transportation. In North America, XPO has a non - asset freight brokera ge business, with a network of 38,000 independent carriers. In Europe, XPO generates over €1 billion in freight brokerage revenu e annually, with capacity provided by an asset - light mix of owned fleet and independent carriers. ▪ Global Forwarding: A non - asset business that facilitates freight shipments by ground, air and ocean. Shipments may have origins and destinations within North America, to or from North America, or between foreign locations. Services are provided through a network of market experts who provide local oversight in thousands of key trade areas worldwide. XPO’s global forwarding serv ice can arrange shipments with no restrictions as to size, weight or mode, and is OTI and NVOCC licensed.

INVESTOR PRESENTATION MAY 2020 Business glossary (cont.) 78 ▪ Intermodal: An asset - light business that facilitates the movement of long - haul, containerized freight by rail, often with a drayage (trucking) component at either end. Intermodal is a variable cost business, with revenue generated by a mix of contractual an d s pot market transactions. Net revenue equates to the spread between the price to the shipper and the cost of purchasing rail and t ruc k transportation. Two factors are driving growth in intermodal in North America: rail transportation is less expensive and more fu el efficient per mile than long - haul trucking, and rail is a key mode of transportation in and out of Mexico, where the manufacturi ng base is booming due to a trend toward near - shoring. ▪ Last Mile: An asset - light business that facilitates the delivery of goods to their final destination, most often to consumer households. XPO specializes in two areas of last mile service: arranging the delivery and installation of heavy goods such as appliances, fu rniture and electronics, often with a white glove component; and providing logistics solutions to retailers and distributors to suppo rt their e - commerce supply chains and omnichannel distribution strategies. Capacity is sourced from a network of independent contract carriers and technicians. ▪ Less - Than - Truckload (LTL): The transportation of a quantity of freight that is larger than a parcel, but too small to require an entire truck, and is often shipped on a pallet. LTL shipments are priced according to the weight of the freight, its commodity c lass (which is generally determined by its cube/weight ratio and the description of the product), and mileage within designated la nes . An LTL carrier typically operates a hub - and - spoke network that allows for the consolidation of multiple shipments for different cus tomers in single trucks. ▪ Managed Transportation: A service provided to shippers who want to outsource some or all of their transportation modes, together with associated activities. This can include freight handling such as consolidation and deconsolidation, labor planning, inbo und and outbound shipment facilitation, documentation and customs management, claims processing, and 3PL supplier management, among other things. ▪ Truckload: The ground transportation of cargo provided by a single shipper in an amount that requires the full limit of the trailer, either by dimension or weight. Cargo typically remains on a single vehicle from the point of origin to the destination and is no t handled en route. See Freight Brokerage on the prior page for additional details.

INVESTOR PRESENTATION MAY 2020 Business glossary (cont.) 79 ▪ XPO Connect™: XPO’s fully automated, self - learning digital freight marketplace connects shippers and carriers directly, as well as through company operations. XPO Connect™ gives customers comprehensive visibility across multiple transportation modes in rea l time, including fluctuations in capacity, spot rates by geography and digital negotiating through an automated counteroffer f eat ure. Shippers can assign loads to carriers and track the freight through one, secure login. Carriers use the Drive XPO™ app from t he road to interact with shippers and with XPO. The app also serves as a geo - locator and supports voice - to - text communications. XPO has deployed XPO Connect™ in North America and Europe for truckload freight, with additional capabilities for last mile customers an d independent contractors engaged in the home delivery of heavy goods. ▪ XPO Direct™: XPO’s national, shared - space distribution network gives retail, e - commerce, omnichannel and manufacturing customers new ways to distribute their goods. XPO Direct™ warehouses serve as stockholding sites and cross - docks that can be utilized by multiple customers at the same time. Transportation needs are supported by XPO’s brokered, contracted and owned capacity. B2C and B2B customers essentially rent XPO’s capacity for contract logistics, last mile, LTL, labor, technology, transportation and storage. They can position inventories fluidly across markets without the capital investment of adding dis tri bution centers, while XPO uses its existing assets and supplier relationships as growth levers. The XPO Direct™ network encompasses over 90 facilities in North America. ▪ XPO Smart™: XPO’s technology suite of optimization tools improve labor productivity, intelligent warehouse management and demand forecasting in the company’s logistics and transportation operations. XPO Smart labor productivity tools interface wit h t he company’s proprietary warehouse management system to forecast optimal staffing levels day - by - day and shift - by - shift. In addition , the warehouse management system facilitates the integration of robotics and other advanced automation, enabling XPO to start up customer logistics projects or expand existing implementations with a high degree of efficiency. The integrated technology pr ovi des an intelligent, single solution that combines key supply chain applications, including unified order management and intuitive dashboard tools that analyze trends and guide decision - making.

INVESTOR PRESENTATION MAY 2020 Financial reconciliations 80 The following table reconciles XPO’s net income attributable to common shareholders for the periods ended March 31, 2020 and 2019 to EBITDA and adjusted EBITDA for the same periods. 1 Adjusted EBITDA margin is calculated as adjusted EBITDA divided by revenue Note: Adjusted EBITDA was prepared assuming 100% ownership of XPO Logistics Europe Refer to the “Non - GAAP Financial Measures” section on page 2 of this document Change % Change % Net income attributable to common shareholders $ 122 $ 138 $ (16) -11.6% $ 165 $ 205 $ (40) -19.5% Distributed and undistributed net income 13 11 2 18.2% 17 17 - 0.0% Net income attributable to noncontrolling interests 10 10 - 0.0% 15 16 (1) -6.3% Net income 145 159 (14) -8.8% 197 238 (41) -17.2% Debt extinguishment loss - - - 0.0% 5 10 (5) -50.0% Interest expense 72 55 17 30.9% 143 114 29 25.4% Income tax provision 46 54 (8) -14.8% 65 54 11 20.4% Depreciation and amortization expense 180 177 3 1.7% 360 348 12 3.4% Unrealized loss (gain) on foreign currency option and forward contracts 7 (16) 23 -143.8% 9 (12) 21 -175.0% EBITDA $ 450 $ 429 $ 21 4.9% $ 779 $ 752 $ 27 3.6% Transaction, integration and rebranding costs 1 8 (7) -87.5% 2 15 (13) -86.7% Restructuring costs 4 - 4 100.0% 17 - 17 100.0% Adjusted EBITDA $ 455 $ 437 $ 18 4.1% $ 798 $ 767 $ 31 4.0% Reconciliation of Non-GAAP Measures XPO Logistics, Inc. Consolidated Reconciliation of Net Income to Adjusted EBITDA (Unaudited) (In millions) Three Months Ended June 30, Six Months Ended June 30, 2019 2018 $ Variance 2019 2018 $ Variance Change % Net income attributable to common shareholders $ 21 $ 43 $ (22) -51.2% Distributed and undistributed net income 2 4 (2) -50.0% Net income attributable to noncontrolling interests 2 5 (3) -60.0% Net income 25 52 (27) -51.9% Debt extinguishment loss - 5 (5) -100.0% Interest expense 72 71 1 1.4% Income tax provision 10 19 (9) -47.4% Depreciation and amortization expense 183 180 3 1.7% Unrealized (gain) loss on foreign currency option and forward contracts (4) 2 (6) -300.0% EBITDA $ 286 $ 329 $ (43) -13.1% Transaction and integration costs 44 1 43 4300.0% Restructuring costs 3 13 (10) -76.9% Adjusted EBITDA $ 333 $ 343 $ (10) -2.9% Revenue $ 3,864 $ 4,120 $ (256) -6.2% Adjusted EBITDA margin (1) 8.6% 8.3% $ Variance Three Months Ended March 31, 2020 2019

INVESTOR PRESENTATION MAY 2020 Financial reconciliations (cont.) 81 Note: Refer to the “Non - GAAP Financial Measures” section on page 2 of this document Reconciliation of Non-GAAP Measures XPO Logistics, Inc. Consolidated Reconciliation of GAAP Net Income and Net Income Per Share to Adjusted Net Income and Adjusted Net Income Per Share (Unaudited) (In millions, except per share data) The table reconciles XPO’s net income attributable to common shareholders for the periods ended March 31, 2020 and 2019 to adjusted net income attributable to common shareholders for the same periods. GAAP net income attributable to common shareholders $ 21 $ 43 Debt extinguishment loss - 5 Unrealized (gain) loss on foreign currency option and forward contracts (4) 2 Impairment of customer relationship intangibles - 6 Transaction and integration costs 44 1 Restructuring costs 3 13 Income tax associated with the adjustments above (12) (8) Impact of noncontrolling interests on above adjustments - (1) Allocation of undistributed earnings (3) (2) Adjusted net income attributable to common shareholders $ 49 $ 59 Adjusted basic earnings per share $ 0.53 $ 0.55 Adjusted diluted earnings per share $ 0.47 $ 0.51 Weighted-average common shares outstanding Basic weighted-average common shares outstanding 92 107 Diluted weighted-average common shares outstanding 103 117 2020 2019 March 31, Three Months Ended

INVESTOR PRESENTATION MAY 2020 Financial reconciliations (cont.) 82 Notes: 2016 and 2017 data have been recast to reflect the impact of Accounting Standards Update 2016 - 18 Refer to the “Non - GAAP Financial Measures” section on page 2 of this document The following table reconciles XPO’s net cash provided by (used in) operating activities for the three months ended March 31, 2020 and 2019, and the years ended December 31, 2019, 2018, 2017, 2016 and 2015, to free cash flow for the same periods. Net cash provided by (used in) operating activities $ 180 $ (96) $ 791 $ 1,102 $ 785 $ 622 $ 91 Cash collected on deferred purchase price receivable - 71 186 - - - - Adjusted net cash provided by (used in) operating activities 180 (25) 977 1,102 785 622 91 Payment for purchases of property and equipment (139) (118) (601) (551) (504) (483) (249) Proceeds from sales of property and equipment 54 47 252 143 118 69 60 Free Cash Flow $ 95 $ (96) $ 628 $ 694 $ 399 $ 208 $ (98) December 31, 2019 2018 Reconciliation of Non-GAAP Measures 2015 2020 2017 2016 XPO Logistics, Inc. Reconciliation of Cash Flows From Operating Activities to Free Cash Flow (Unaudited) (In millions) 2019 Three Months Ended March 31, Years Ended

INVESTOR PRESENTATION MAY 2020 Financial reconciliations (cont.) 83 Note: Refer to the “Non - GAAP Financial Measures” section on page 2 of this document The following table reconciles XPO’s Transportation segment operating income for the periods ended March 31, 2020 and 2019 to EBITDA and adjusted EBITDA for the same periods. Transportation Reconciliation of Operating Income to Adjusted EBITDA (Unaudited) (In millions) Reconciliation of Non-GAAP Measures Change % Revenue $ 2,459 $ 2,659 $ (200) -7.5% Cost of transportation and services 1,732 1,911 (179) -9.4% Net revenue 727 748 (21) -2.8% Direct operating expense 308 315 (7) -2.2% Sales, general and administrative expense Salaries and benefits 165 173 (8) -4.6% Other sales, general and administrative expense 59 45 14 31.1% Purchased services 27 35 (8) -22.9% Depreciation and amortization 48 52 (4) -7.7% Total sales, general and administrative expense 299 305 (6) -2.0% Operating income $ 120 $ 128 $ (8) -6.3% Other income (expense) (1) 13 8 5 62.5% Total depreciation and amortization 110 116 (6) -5.2% EBITDA $ 243 $ 252 $ (9) -3.6% Transaction and integration costs 7 - 7 100.0% Restructuring costs 3 12 (9) -75.0% Adjusted EBITDA (2) $ 253 $ 264 $ (11) -4.2% Adjusted EBITDA margin (3) 10.3% 9.9% $ Variance (1) Other income (expense) consists of pension income and is included in Other expense (income) in the Condensed Consolidated Statements of Income. (2) Adjusted EBITDA is reconciled to operating income in the Condensed Consolidated Statements of Income. (3) Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by Revenue. Three Months Ended March 31, 2020 2019

INVESTOR PRESENTATION MAY 2020 Financial reconciliations (cont.) 84 Note: Refer to the “Non - GAAP Financial Measures” section on page 2 of this document The following table reconciles XPO’s Logistics segment operating income for the periods ended March 31, 2020 and 2019 to EBITDA and adjusted EBITDA for the same periods. Logistics Reconciliation of Operating Income to Adjusted EBITDA (Unaudited) (In millions) Reconciliation of Non-GAAP Measures Change % Revenue $ 1,437 $ 1,494 $ (57) -3.8% Cost of transportation and services 198 215 (17) -7.9% Net revenue 1,239 1,279 (40) -3.1% Direct operating expense 1,051 1,091 (40) -3.7% Sales, general and administrative expense Salaries and benefits 87 82 5 6.1% Other sales, general and administrative expense 22 18 4 22.2% Purchased services 19 21 (2) -9.5% Depreciation and amortization 22 21 1 4.8% Total sales, general and administrative expense 150 142 8 5.6% Operating income $ 38 $ 46 $ (8) -17.4% Other income (expense) (1) 7 5 2 40.0% Total depreciation and amortization 69 61 8 13.1% EBITDA $ 114 $ 112 $ 2 1.8% Transaction and integration costs 7 - 7 100.0% Restructuring costs - 1 (1) -100.0% Adjusted EBITDA (2) $ 121 $ 113 $ 8 7.1% Adjusted EBITDA margin (3) 8.4% 7.6% $ Variance (1) Other income (expense) consists of pension income and is included in Other expense (income) in the Condensed Consolidated Statements of Income. (2) Adjusted EBITDA is reconciled to operating income in the Condensed Consolidated Statements of Income. (3) Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by Revenue. Three Months Ended March 31, 2020 2019

INVESTOR PRESENTATION MAY 2020 Financial reconciliations (cont.) 85 Note: Refer to the “Non - GAAP Financial Measures” section on page 2 of this document XPO Logistics North American Less-Than-Truckload Adjusted Operating Ratio (Unaudited) (In millions) The following table reconciles XPO’s revenue attributable to its North American less - than - truckload business for the periods ended March 31, 2020 and 2019 to adjusted operating income and adjusted operating ratio for the same periods. Change % Revenue (excluding fuel surcharge revenue) $ 775 $ 786 $ (11) -1.4% Fuel surcharge revenue 123 127 (4) -3.1% Revenue 898 913 (15) -1.6% Salaries, wages and employee benefits 437 445 (8) -1.8% Purchased transportation 87 100 (13) -13.0% Fuel and fuel-related taxes 57 70 (13) -18.6% Other operating expenses 94 102 (8) -7.8% Depreciation and amortization 56 58 (2) -3.4% Maintenance 23 27 (4) -14.8% Rents and leases 15 12 3 25.0% Purchased labor 1 2 (1) -50.0% Operating income 128 97 31 32.0% Operating ratio (1) 85.8% 89.4% Transaction and integration costs 2 - 2 100.0% Restructuring costs - 2 (2) -100.0% Amortization expense 8 8 - 0.0% Other income (2) 11 6 5 83.3% Adjusted operating income $ 149 $ 113 $ 36 31.9% Adjusted operating ratio (3) (4) 83.4% 87.6% (1) Operating ratio is calculated as (1 - (Operating income divided by Revenue)). (2) Other income primarily consists of pension income and is included in Other expense (income) on the Condensed Consolidated Statement of Income. (3) Adjusted operating ratio is calculated as (1 - (Adjusted operating income divided by Revenue)). (4) Excluding the impact of gains on real estate sale-leaseback transactions from both periods, the adjusted operating ratio improved by 320 basis points from 89.7% in the first quarter of 2019 to 86.5% in the first quarter of 2020. Three Months Ended March 31, 2020 2019 $ Variance

INVESTOR PRESENTATION MAY 2020 Financial reconciliations (cont.) 86 Notes: Adjusted EBITDA was prepared assuming 100% ownership of XPO Logistics Europe Refer to the “Non - GAAP Financial Measures” section on page 2 of this document The following table reconciles XPO’s net income (loss) attributable to common shareholders for the years ended December 31, 2019, 2018, 2017, 2016 and 2015 to EBITDA, adjusted EBITDA, and adjusted EBITDA excluding the North American truckload business divested in 2016. Reconciliation of Non-GAAP Measures XPO Logistics, Inc. Consolidated Reconciliation of Net Income (Loss) to Adjusted EBITDA excluding Truckload (Unaudited) (In millions) Net income (loss) attributable to common shareholders $ 379 $ 390 $ 312 $ 63 $ (246) Preferred stock beneficial conversion charge - - - - 52 Distributed and undistributed net income 40 32 28 6 3 Net income (loss) attributable to noncontrolling interests 21 22 20 16 (1) Net income (loss) 440 444 360 85 (192) Debt commitment fees - - - - 20 Debt extinguishment loss 5 27 36 70 - Other interest expense 292 217 284 361 187 Loss on conversion of convertible senior notes - - 1 - 10 Income tax provision (benefit) 129 122 (99) 22 (91) Accelerated amortization of trade names - - - - 2 Depreciation and amortization expense 739 716 658 643 363 Unrealized loss (gain) on foreign currency option and forward contracts 9 (20) 49 (36) 3 EBITDA $ 1,614 $ 1,506 $ 1,289 $ 1,145 $ 302 Transaction, integration and rebranding costs 5 33 78 103 201 Restructuring costs 49 21 - - - Litigation costs - 26 - - - Gain on sale of equity investment - (24) - - - Gain on sale of intermodal equipment - - - - (10) Adjusted EBITDA $ 1,668 $ 1,562 $ 1,367 $ 1,248 $ 493 Adjusted EBITDA divested NA Truckload business - - - 80 19 Adjusted EBITDA excluding Truckload $ 1,668 $ 1,562 $ 1,367 $ 1,168 $ 474 2017 20152019 Years Ended December 31, 20162018

INVESTOR PRESENTATION MAY 2020 Financial reconciliations (cont.) 87 Note: Refer to the “Non - GAAP Financial Measures” section on page 2 of this document Reconciliation of Non-GAAP Measures XPO Logistics, Inc. Reconciliation of GAAP Revenue to Organic Revenue (Unaudited) (In millions) The following table reconciles XPO’s GAAP revenue to organic revenue and organic revenue growth for the periods ended March 31, 2020 and 2019 for the consolidated company. Revenue $ 3,864 $ 4,120 Fuel (387) (418) Direct postal injection revenue - (40) Foreign exchange rates 41 - Organic Revenue $ 3,518 $ 3,662 Organic Revenue Growth (1) -3.9% 2020 2019 (1) Organic revenue growth is calculated as the relative change in year-over-year organic revenue, expressed as a percentage of 2019 organic revenue. Consolidated Three Months Ended March 31,